Rule 424(b)(3)
                                            File Nos. 333-31529 and 333-31529-01


PRICING SUPPLEMENT NO. 41 DATED FEBRUARY 6, 1998
(To Prospectus Dated August 12, 1997, as Supplemented August 15, 1997)

                     COUNTRYWIDE HOME LOANS, INC.
                      MEDIUM-TERM NOTES, SERIES F
              DUE NINE MONTHS OR MORE FROM DATE OF ISSUE

                PAYMENT OF PRINCIPAL, PREMIUM, IF ANY,
         AND INTEREST FULLY AND UNCONDITIONALLY GUARANTEED BY
                  COUNTRYWIDE CREDIT INDUSTRIES, INC.
                           FIXED RATE NOTES
                           ----------------


Trade Date:             February  6, 1998    Book Entry: |X|
Issue Price:            100%                 Certificated: |_|
Original Issue Date:    February 11, 1998    Principal Amount:    $ 8,000,000
Stated Maturity Date:   February 11, 2005    Net Proceeds:        $ 7,952,000
Interest Rate:          6.51%                Specified Currency:    U.S. Dollars

Exchange Rate Agent:    N/A

Agent:                  Countrywide Securities Corporation

Minimum Denomination:   $100,000
Interest Payment Dates: January 15 and July 15, commencing July 15, 1998
Record Dates:           December 31 and June 30

Redemption:                                 Repayment:

Check box opposite applicable paragraph:    Check box opposite applicable
                                              paragraph:
|X| The Notes cannot be redeemed prior to   |X| The Notes cannot be repaid prior
  maturity.                                   to maturity.
|_| The Notes may be redeemed prior to      |_| The Notes may be repaid prior to
  maturity.                                   maturity.
Initial Redemption Date:                    Optional Repayment Dates:
Initial Redemption Percentage:
Annual Redemption Percentage Reduction,
  if any:

Additional/Other Terms: N/A


                            --------------

     The Notes to which this Pricing Supplement relates will constitute unsecured and unsubordinated indebtedness of CHL and will rank pari passu in right of payment with CHL's other unsecured and unsubordinated indebtedness. As of November 30, 1997, the Guarantor did not have any secured indebtedness outstanding, and CHL had $258,207,000 aggregate principal amount of secured indebtedness outstanding. As of such date, CHL had $7,136,241,000 aggregate principal amount of unsecured and unsubordinated indebtedness outstanding, which indebtedness ranked pari passu in right of payment with CHL's other unsecured and unsubordinated indebtedness and will rank pari passu in right of payment with the Notes to which this Pricing Supplement relates.

                                            Rule 424(b)(3)
                                            File Nos. 333-31529 and 333-31529-01


PRICING SUPPLEMENT NO. 42 DATED FEBRUARY 6, 1998
(To Prospectus Dated August 12, 1997, as Supplemented August 15, 1997)

                     COUNTRYWIDE HOME LOANS, INC.
                      MEDIUM-TERM NOTES, SERIES F
              DUE NINE MONTHS OR MORE FROM DATE OF ISSUE

                PAYMENT OF PRINCIPAL, PREMIUM, IF ANY,
         AND INTEREST FULLY AND UNCONDITIONALLY GUARANTEED BY
                  COUNTRYWIDE CREDIT INDUSTRIES, INC.
                           FIXED RATE NOTES
                           ----------------


Trade Date:             February 6, 1998     Book Entry: |X|
Issue Price:            100%                 Certificated: |_|
Original Issue Date:    February 11, 1998    Principal Amount:     $25,000,000
Stated Maturity Date:   February 11, 2005    Net Proceeds:         $24,850,000
Interest Rate:          6.51 %               Specified Currency:    U.S. Dollars

Exchange Rate Agent:    N/A

Agent:                  Salomon Brothers Inc

Minimum Denomination:   $100,000
Interest Payment Dates: January 15 and July 15, commencing July 15, 1998
Record Dates:           December 31 and June 30

Redemption:                                 Repayment:

Check box opposite applicable paragraph:    Check box opposite applicable
                                              paragraph:
|X| The Notes cannot be redeemed prior to   |X| The Notes cannot be repaid prior
  maturity.                                   to maturity.
|_| The Notes may be redeemed prior to      |_| The Notes may be repaid prior to
  maturity.                                   maturity.
Initial Redemption Date:                    Optional Repayment Dates:
Initial Redemption Percentage:
Annual Redemption Percentage Reduction,
  if any:

Additional/Other Terms: N/A


                            --------------

     The Notes to which this Pricing Supplement relates will constitute unsecured and unsubordinated indebtedness of CHL and will rank pari passu in right of payment with CHL's other unsecured and unsubordinated indebtedness. As of November 30, 1997, the Guarantor did not have any secured indebtedness outstanding, and CHL had $258,207,000 aggregate principal amount of secured indebtedness outstanding. As of such date, CHL had $7,136,241,000 aggregate principal amount of unsecured and unsubordinated indebtedness outstanding, which indebtedness ranked pari passu in right of payment with CHL's other unsecured and unsubordinated indebtedness and will rank pari passu in right of payment with the Notes to which this Pricing Supplement relates.

                                            Rule 424(b)(3)
                                            File Nos. 333-31529 and 333-31529-01


PRICING SUPPLEMENT NO. 43 DATED FEBRUARY 6, 1998
(To Prospectus Dated August 12, 1997, as Supplemented August 15, 1997)

                     COUNTRYWIDE HOME LOANS, INC.
                      MEDIUM-TERM NOTES, SERIES F
              DUE NINE MONTHS OR MORE FROM DATE OF ISSUE

                PAYMENT OF PRINCIPAL, PREMIUM, IF ANY,
         AND INTEREST FULLY AND UNCONDITIONALLY GUARANTEED BY
                  COUNTRYWIDE CREDIT INDUSTRIES, INC.
                           FIXED RATE NOTES
                           ----------------


Trade Date:             February 6, 1998     Book Entry: |X|
Issue Price:            100%                 Certificated: |_|
Original Issue Date:    February 11, 1998    Principal Amount:     $30,685,000
Stated Maturity Date:   February 11, 2005    Net Proceeds:         $30,500,890
Interest Rate:          6.51%                Specified Currency:    U.S. Dollars

Exchange Rate Agent:    N/A

Agent:                  Merrill Lynch & Co.

Minimum Denomination:   $100,000
Interest Payment Dates: January 15 and July 15, commencing July 15, 1998
Record Dates:           December 31 and June 30

Redemption:                                 Repayment:

Check box opposite applicable paragraph:    Check box opposite applicable
                                              paragraph:
|X| The Notes cannot be redeemed prior to   |X| The Notes cannot be repaid prior
  maturity.                                   to maturity.
|_| The Notes may be redeemed prior to      |_| The Notes may be repaid prior to
  maturity.                                   maturity.
Initial Redemption Date:                    Optional Repayment Dates:
Initial Redemption Percentage:
Annual Redemption Percentage Reduction,
  if any:

Additional/Other Terms: N/A


                            --------------

     The Notes to which this Pricing Supplement relates will constitute unsecured and unsubordinated indebtedness of CHL and will rank pari passu in right of payment with CHL's other unsecured and unsubordinated indebtedness. As of November 30, 1997, the Guarantor did not have any secured indebtedness outstanding, and CHL had $258,207,000 aggregate principal amount of secured indebtedness outstanding. As of such date, CHL had $7,136,241,000 aggregate principal amount of unsecured and unsubordinated indebtedness outstanding, which indebtedness ranked pari passu in right of payment with CHL's other unsecured and unsubordinated indebtedness and will rank pari passu in right of payment with the Notes to which this Pricing Supplement relates.

                                            Rule 424(b)(3)
                                            File Nos. 333-31529 and 333-31529-01


PRICING SUPPLEMENT NO. 44 DATED FEBRUARY 6, 1998
(To Prospectus Dated August 12, 1997, as Supplemented August 15, 1997)

                     COUNTRYWIDE HOME LOANS, INC.
                      MEDIUM-TERM NOTES, SERIES F
              DUE NINE MONTHS OR MORE FROM DATE OF ISSUE

                PAYMENT OF PRINCIPAL, PREMIUM, IF ANY,
         AND INTEREST FULLY AND UNCONDITIONALLY GUARANTEED BY
                  COUNTRYWIDE CREDIT INDUSTRIES, INC.
                           FIXED RATE NOTES
                           ----------------


Trade Date:             February 6, 1998     Book Entry: |X|
Issue Price:            100%                 Certificated: |_|
Original Issue Date:    February 11, 1998    Principal Amount:    $10,000,000
Stated Maturity Date:   February 11, 2005    Net Proceeds:        $ 9,940,000
Interest Rate:          6.51%                Specified Currency:    U.S. Dollars

Exchange Rate Agent:    N/A

Agent:                  Goldman, Sachs & Co.

Minimum Denomination:   $100,000
Interest Payment Dates: January 15 and July 15, commencing July 15, 1998
Record Dates:           December 31 and June 30

Redemption:                                 Repayment:

Check box opposite applicable paragraph:    Check box opposite applicable
                                              paragraph:
|X| The Notes cannot be redeemed prior to   |X| The Notes cannot be repaid prior
  maturity.                                   to maturity.
|_| The Notes may be redeemed prior to      |_| The Notes may be repaid prior to
  maturity.                                   maturity.
Initial Redemption Date:                    Optional Repayment Dates:
Initial Redemption Percentage:
Annual Redemption Percentage Reduction,
  if any:

Additional/Other Terms: N/A


                            --------------

     The Notes to which this Pricing Supplement relates will constitute unsecured and unsubordinated indebtedness of CHL and will rank pari passu in right of payment with CHL's other unsecured and unsubordinated indebtedness. As of November 30, 1997, the Guarantor did not have any secured indebtedness outstanding, and CHL had $258,207,000 aggregate principal amount of secured indebtedness outstanding. As of such date, CHL had $7,136,241,000 aggregate principal amount of unsecured and unsubordinated indebtedness outstanding, which indebtedness ranked pari passu in right of payment with CHL's other unsecured and unsubordinated indebtedness and will rank pari passu in right of payment with the Notes to which this Pricing Supplement relates.

                                            Rule 424(b)(3)
                                            File Nos. 333-31529 and 333-31529-01


PRICING SUPPLEMENT NO. 45 DATED FEBRUARY 6, 1998
(To Prospectus Dated August 12, 1997, as Supplemented August 15, 1997)

                     COUNTRYWIDE HOME LOANS, INC.
                      MEDIUM-TERM NOTES, SERIES F
              DUE NINE MONTHS OR MORE FROM DATE OF ISSUE

                PAYMENT OF PRINCIPAL, PREMIUM, IF ANY,
         AND INTEREST FULLY AND UNCONDITIONALLY GUARANTEED BY
                  COUNTRYWIDE CREDIT INDUSTRIES, INC.
                           FIXED RATE NOTES
                           ----------------


Trade Date:             February 6, 1998    Book Entry: |X|
Issue Price:            100%                Certificated: |_|
Original Issue Date:    February 11, 1998   Principal Amount:     $50,000,000
Stated Maturity Date:   February 11, 2005   Net Proceeds:         $49,700,000
Interest Rate:          6.51%               Specified Currency:    U.S. Dollars

Exchange Rate Agent:    N/A

Agent:                  Lehman Brothers Inc.

Minimum Denomination:   $100,000
Interest Payment Dates: January 15 and July 15, commencing July 15, 1998
Record Dates:           December 31 and June 30

Redemption:                                 Repayment:

Check box opposite applicable paragraph:    Check box opposite applicable
                                              paragraph:
|X| The Notes cannot be redeemed prior to   |X| The Notes cannot be repaid prior
  maturity.                                   to maturity.
|_| The Notes may be redeemed prior to      |_| The Notes may be repaid prior to
  maturity.                                   maturity.
Initial Redemption Date:                    Optional Repayment Dates:
Initial Redemption Percentage:
Annual Redemption Percentage Reduction,
  if any:

Additional/Other Terms: N/A


                            --------------

     The Notes to which this Pricing Supplement relates will constitute unsecured and unsubordinated indebtedness of CHL and will rank pari passu in right of payment with CHL's other unsecured and unsubordinated indebtedness. As of November 30, 1997, the Guarantor did not have any secured indebtedness outstanding, and CHL had $258,207,000 aggregate principal amount of secured indebtedness outstanding. As of such date, CHL had $7,136,241,000 aggregate principal amount of unsecured and unsubordinated indebtedness outstanding, which indebtedness ranked pari passu in right of payment with CHL's other unsecured and unsubordinated indebtedness and will rank pari passu in right of payment with the Notes to which this Pricing Supplement relates.

                                            Rule 424(b)(3)
                                            File Nos. 333-31529 and 333-31529-01


PRICING SUPPLEMENT NO. 46 DATED FEBRUARY 6, 1998
(To Prospectus Dated August 12, 1997, as Supplemented August 15, 1997)

                     COUNTRYWIDE HOME LOANS, INC.
                      MEDIUM-TERM NOTES, SERIES F
              DUE NINE MONTHS OR MORE FROM DATE OF ISSUE

                PAYMENT OF PRINCIPAL, PREMIUM, IF ANY,
         AND INTEREST FULLY AND UNCONDITIONALLY GUARANTEED BY
                  COUNTRYWIDE CREDIT INDUSTRIES, INC.
                           FIXED RATE NOTES
                           ----------------


Trade Date:             February 6, 1998     Book Entry: |X|
Issue Price:            100%                 Certificated: |_|
Original Issue Date:    February 11, 1998    Principal Amount:     $20,000,000
Stated Maturity Date:   February 11, 2005    Net Proceeds:         $19,880,000
Interest Rate:          6.51%                Specified Currency:    U.S. Dollars

Exchange Rate Agent:    N/A

Agent:                  NationsBanc Montgomery Securities LLC

Minimum Denomination:   $100,000
Interest Payment Dates: January 15 and July 15, commencing July 15, 1998
Record Dates:           December 31 and June 30

Redemption:                                 Repayment:

Check box opposite applicable paragraph:    Check box opposite applicable
                                              paragraph:
|X| The Notes cannot be redeemed prior to   |X| The Notes cannot be repaid prior
  maturity.                                   to maturity.
|_| The Notes may be redeemed prior to      |_| The Notes may be repaid prior to
  maturity.                                   maturity.
Initial Redemption Date:                    Optional Repayment Dates:
Initial Redemption Percentage:
Annual Redemption Percentage Reduction,
  if any:

Additional/Other Terms: N/A


                            --------------

     The Notes to which this Pricing Supplement relates will constitute unsecured and unsubordinated indebtedness of CHL and will rank pari passu in right of payment with CHL's other unsecured and unsubordinated indebtedness. As of November 30, 1997, the Guarantor did not have any secured indebtedness outstanding, and CHL had $258,207,000 aggregate principal amount of secured indebtedness outstanding. As of such date, CHL had $7,136,241,000 aggregate principal amount of unsecured and unsubordinated indebtedness outstanding, which indebtedness ranked pari passu in right of payment with CHL's other unsecured and unsubordinated indebtedness and will rank pari passu in right of payment with the Notes to which this Pricing Supplement relates.

                                            Rule 424(b)(3)
                                            File Nos. 333-31529 and 333-31529-01


PRICING SUPPLEMENT NO. 47 DATED FEBRUARY 6, 1998
(To Prospectus Dated August 12, 1997, as Supplemented August 15, 1997)

                     COUNTRYWIDE HOME LOANS, INC.
                      MEDIUM-TERM NOTES, SERIES F
              DUE NINE MONTHS OR MORE FROM DATE OF ISSUE

                PAYMENT OF PRINCIPAL, PREMIUM, IF ANY,
         AND INTEREST FULLY AND UNCONDITIONALLY GUARANTEED BY
                  COUNTRYWIDE CREDIT INDUSTRIES, INC.
                           FIXED RATE NOTES
                           ----------------


Trade Date:             February 6, 1998     Book Entry: |X|
Issue Price:            100%                 Certificated: |_|
Original Issue Date:    February 11, 1998    Principal Amount:     $19,000,000
Stated Maturity Date:   February 11, 2005    Net Proceeds:         $18,886,000
Interest Rate:          6.51%                Specified Currency:    U.S. Dollars

Exchange Rate Agent:    N/A

Agent:                  J.P. Morgan Securities Inc.

Minimum Denomination:   $100,000
Interest Payment Dates: January 15 and July 15, commencing July 15, 1998
Record Dates:           December 31 and June 30

Redemption:                                 Repayment:

Check box opposite applicable paragraph:    Check box opposite applicable
                                              paragraph:
|X| The Notes cannot be redeemed prior to   |X| The Notes cannot be repaid prior
  maturity.                                   to maturity.
|_| The Notes may be redeemed prior to      |_| The Notes may be repaid prior to
  maturity.                                   maturity.
Initial Redemption Date:                    Optional Repayment Dates:
Initial Redemption Percentage:
Annual Redemption Percentage Reduction,
  if any:

Additional/Other Terms: N/A


                            --------------

     The Notes to which this Pricing Supplement relates will constitute unsecured and unsubordinated indebtedness of CHL and will rank pari passu in right of payment with CHL's other unsecured and unsubordinated indebtedness. As of November 30, 1997, the Guarantor did not have any secured indebtedness outstanding, and CHL had $258,207,000 aggregate principal amount of secured indebtedness outstanding. As of such date, CHL had $7,136,241,000 aggregate principal amount of unsecured and unsubordinated indebtedness outstanding, which indebtedness ranked pari passu in right of payment with CHL's other unsecured and unsubordinated indebtedness and will rank pari passu in right of payment with the Notes to which this Pricing Supplement relates.

                                   Rule 424(b)(3)
                                   File Nos. 333-31529 and 333-31529-01

PRICING SUPPLEMENT NO. 48 DATED FEBRUARY 6, 1998
(To Prospectus Dated August 12, 1997, as Supplemented August 15, 1997)

                          COUNTRYWIDE HOME LOANS, INC.
                           MEDIUM-TERM NOTES, SERIES F
                   DUE NINE MONTHS OR MORE FROM DATE OF ISSUE

                     PAYMENT OF PRINCIPAL, PREMIUM, IF ANY,
              AND INTEREST FULLY AND UNCONDITIONALLY GUARANTEED BY
                       COUNTRYWIDE CREDIT INDUSTRIES, INC.
                               FLOATING RATE NOTES
                               -------------------


Trade Date:    February 6, 1998              Book Entry:    |X|
Issue Price:   100%                          Certificated:  |_|
Original Issue Date:    February 11, 1998    Principal Amount:    $20,000,000
Stated Maturity Date:   February 11, 2000    Net Proceeds:        $19,950,000

                                             Specified Currency:   U.S. Dollars

Base     |_| Commercial Paper       |X| LIBOR                 |_| Certificate of
Rate(s):      Rate                      Telerate Page 3750        Deposit Rate
         |_| Treasury Rate          |_| Federal Funds Rate    |_| Prime Rate
         |_| CMT Rate               |_| Eleventh District     |_| Other
                                        Cost of Funds Rate

Exchange Rate Agent:  N/A

Minimum Denomination:  $100,000              Maximum Interest Rate: N/A
Initial Interest Rate:    5.725%             Minimum Interest Rate: N/A
Interest Determination Dates: Two Business   Interest Factor Convention: N/A
                              Days prior to  Index Maturity: Three months
                              each Interest  Spread (plus or minus): Plus 10
                              Payment Date                           basis
                                                                     points
Interest Reset Dates: Same as Interest       Spread Multiplier: N/A
                      Payment Dates          Fixed Rate Commencement Date: N/A
Interest Payment Dates: Every May 11,        Fixed Interest Rate: N/A
                        August 11, November
                        11 and February 11,
                        commencing May 11,
                        1998
Agent: Lehman Brothers Inc.
Calculation Agent: The Bank of New York

Redemption:                            Repayment:

Check box opposite applicable            Check box opposite applicable
   paragraph:                               paragraph:
|X| The Notes cannot be                  |X|  The Notes cannot be
    redeemed prior to maturity.               repaid prior to maturity.
|_| The Notes may be redeemed            |_|  The Notes may be
    prior to maturity.                        repaid prior to maturity.
Initial Redemption Date:                 Optional Repayment Dates:
Initial Redemption Percentage:
Annual Redemption Percentage Reduction, if any:

Additional/Other Terms:  N/A

                               -------------------

     The Notes to which this Pricing Supplement relates will constitute unsecured and unsubordinated indebtedness of CHL and will rank pari passu in right of payment with CHL's other unsecured and unsubordinated indebtedness. As of November 30, 1997 the Guarantor did not have any secured indebtedness outstanding, and CHL had $258,207,000 aggregate principal amount of secured indebtedness outstanding. As of such date, CHL had $7,136,241,000 aggregate principal amount of unsecured and unsubordinated indebtedness outstanding, which indebtedness ranked pari passu in right of payment with CHL's other unsecured and unsubordinated indebtedness and will rank pari passu in right of payment with the Notes to which this Pricing Supplement relates.


                                   Rule 424(b)(3)
                                   File Nos. 333-31529 and 333-31529-01

PRICING SUPPLEMENT NO. 49 DATED FEBRUARY 6, 1998
(To Prospectus Dated August 12, 1997, as Supplemented August 15, 1997)

                          COUNTRYWIDE HOME LOANS, INC.
                           MEDIUM-TERM NOTES, SERIES F
                   DUE NINE MONTHS OR MORE FROM DATE OF ISSUE

                     PAYMENT OF PRINCIPAL, PREMIUM, IF ANY,
              AND INTEREST FULLY AND UNCONDITIONALLY GUARANTEED BY
                       COUNTRYWIDE CREDIT INDUSTRIES, INC.
                               FLOATING RATE NOTES
                               -------------------


Trade Date:    February 6, 1998              Book Entry:    |X|
Issue Price:   100%                          Certificated:  |_|
Original Issue Date:    February 11, 1998    Principal Amount:    $20,000,000
Stated Maturity Date:   February 11, 2000    Net Proceeds:        $19,950,000

                                             Specified Currency:   U.S. Dollars

Base     |_| Commercial Paper       |X| LIBOR                 |_| Certificate of
Rate(s):      Rate                      Telerate Page 3750        Deposit Rate
         |_| Treasury Rate          |_| Federal Funds Rate    |_| Prime Rate
         |_| CMT Rate               |_| Eleventh District     |_| Other
                                        Cost of Funds Rate

Exchange Rate Agent:  N/A

Minimum Denomination:  $100,000              Maximum Interest Rate: N/A
Initial Interest Rate:    5.725%             Minimum Interest Rate: N/A
Interest Determination Dates: Two Business   Interest Factor Convention: N/A
                              Days prior to  Index Maturity: Three months
                              each Interest  Spread (plus or minus): Plus 10
                              Payment Date                           basis
                                                                     points
Interest Reset Dates: Same as Interest       Spread Multiplier: N/A
                      Payment Dates          Fixed Rate Commencement Date: N/A
Interest Payment Dates: Every May 11,        Fixed Interest Rate: N/A
                        August 11, November
                        11 and February 11,
                        commencing May 11,
                        1998
Agent: Salomon Brothers Inc
Calculation Agent: The Bank of New York

Redemption:                            Repayment:

Check box opposite applicable            Check box opposite applicable
   paragraph:                               paragraph:
|X| The Notes cannot be                  |X|  The Notes cannot be
    redeemed prior to maturity.               repaid prior to maturity.
|_| The Notes may be redeemed            |_|  The Notes may be
    prior to maturity.                        repaid prior to maturity.
Initial Redemption Date:                 Optional Repayment Dates:
Initial Redemption Percentage:
Annual Redemption Percentage Reduction, if any:

Additional/Other Terms:  N/A

                               -------------------

     The Notes to which this Pricing Supplement relates will constitute unsecured and unsubordinated indebtedness of CHL and will rank pari passu in right of payment with CHL's other unsecured and unsubordinated indebtedness. As of November 30, 1997 the Guarantor did not have any secured indebtedness outstanding, and CHL had $258,207,000 aggregate principal amount of secured indebtedness outstanding. As of such date, CHL had $7,136,241,000 aggregate principal amount of unsecured and unsubordinated indebtedness outstanding, which indebtedness ranked pari passu in right of payment with CHL's other unsecured and unsubordinated indebtedness and will rank pari passu in right of payment with the Notes to which this Pricing Supplement relates.


                                   Rule 424(b)(3)
                                   File Nos. 333-31529 and 333-31529-01

PRICING SUPPLEMENT NO. 50 DATED FEBRUARY 6, 1998
(To Prospectus Dated August 12, 1997, as Supplemented August 15, 1997)

                          COUNTRYWIDE HOME LOANS, INC.
                           MEDIUM-TERM NOTES, SERIES F
                   DUE NINE MONTHS OR MORE FROM DATE OF ISSUE

                     PAYMENT OF PRINCIPAL, PREMIUM, IF ANY,
              AND INTEREST FULLY AND UNCONDITIONALLY GUARANTEED BY
                       COUNTRYWIDE CREDIT INDUSTRIES, INC.
                               FLOATING RATE NOTES
                               -------------------


Trade Date:    February 6, 1998              Book Entry:    |X|
Issue Price:   100%                          Certificated:  |_|
Original Issue Date:    February 11, 1998    Principal Amount:    $80,000,000
Stated Maturity Date:   February 11, 2000    Net Proceeds:        $79,800,000

                                             Specified Currency:   U.S. Dollars

Base     |_| Commercial Paper       |X| LIBOR                 |_| Certificate of
Rate(s):      Rate                      Telerate Page 3750        Deposit Rate
         |_| Treasury Rate          |_| Federal Funds Rate    |_| Prime Rate
         |_| CMT Rate               |_| Eleventh District     |_| Other
                                        Cost of Funds Rate

Exchange Rate Agent:  N/A

Minimum Denomination:  $100,000              Maximum Interest Rate: N/A
Initial Interest Rate:   5.725%              Minimum Interest Rate: N/A
Interest Determination Dates: Two Business   Interest Factor Convention: N/A
                              Days prior to  Index Maturity: Three months
                              each Interest  Spread (plus or minus): Plus 10
                              Payment Date                           basis
                                                                     points
Interest Reset Dates: Same as Interest       Spread Multiplier: N/A
                      Payment Dates          Fixed Rate Commencement Date: N/A
Interest Payment Dates: Every May 11,        Fixed Interest Rate: N/A
                        August 11, November
                        11 and February 11,
                        commencing May 11,
                        1998
Agent: Merrill Lynch & Co.
Calculation Agent: The Bank of New York

Redemption:                            Repayment:

Check box opposite applicable            Check box opposite applicable
   paragraph:                               paragraph:
|X| The Notes cannot be                  |X|  The Notes cannot be
    redeemed prior to maturity.               repaid prior to maturity.
|_| The Notes may be redeemed            |_|  The Notes may be
    prior to maturity.                        repaid prior to maturity.
Initial Redemption Date:                 Optional Repayment Dates:
Initial Redemption Percentage:
Annual Redemption Percentage Reduction, if any:

Additional/Other Terms:  N/A

                               -------------------

     The Notes to which this Pricing Supplement relates will constitute unsecured and unsubordinated indebtedness of CHL and will rank pari passu in right of payment with CHL's other unsecured and unsubordinated indebtedness. As of November 30, 1997 the Guarantor did not have any secured indebtedness outstanding, and CHL had $258,207,000 aggregate principal amount of secured indebtedness outstanding. As of such date, CHL had $7,136,241,000 aggregate principal amount of unsecured and unsubordinated indebtedness outstanding, which indebtedness ranked pari passu in right of payment with CHL's other unsecured and unsubordinated indebtedness and will rank pari passu in right of payment with the Notes to which this Pricing Supplement relates.